UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 24, 2020

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On April 6, 2020, GSE Systems, Inc. (the “Company”) submitted a loan application to Citizens Bank, N.A. (the “Lender”) under the Small Business Administration Paycheck Protection Program of the Coronavirus Air, Relief and Economic Security Act of 2020 (the “CARES Act”) for a loan of $10,000,000 (the “Loan”). On April 23, 2020, the Company executed and delivered to the Lender certain required certifications and a Paycheck Protection Note (the “Promissory Note”) evidencing the Loan. On April 24, 2020, the Lender accepted the Company’s Promissory Note, and closed and funded the Loan.

The Promissory Note has a two-year term, matures on April 24, 2022, and bears interest at a rate of 1.00% per annum. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence on October 25, 2020. The Company did not provide any collateral or guarantees for the Loan, nor did the Company pay any facility charge to obtain the Loan. The Promissory Note provides for customary events of default, including, among others, failure to do anything required by the Promissory Note, cross-defaults under any loan documents with the Lender, certain cross-defaults under agreements with third parties, events of bankruptcy or insolvency, certain change of control events, and material adverse changes in the Company’s financial condition. If an event of default occurs, the Lender will have the right to accelerate indebtedness under the Loan and/or pursue other remedies available to the Lender pursuant to the terms of the Promissory Note.

Under the terms of the CARES Act and the Promissory Note, the use of the proceeds of the Loan is restricted to payroll costs (as defined in the CARES Act and the Loan), covered rent, covered utility payments and certain other expenditures that, while permitted, would not result in forgiveness of a corresponding portion of the Loan. Following the eight-week period starting with the disbursement of funds under the Loan, the Company may apply to the Lender for forgiveness of some or all of the Loan, with the amount which may be forgiven equal to the sum of eligible payroll costs, mortgage interest (not applicable to the Company), covered rent, and covered utility payments, in each case incurred by the Company during the eight-week period following the date of first disbursement under the Promissory Note. Certain reductions in the Company’s payroll costs or full time equivalent employees during the eight-week period (when compared against the applicable measurement period) may reduce the amount of the Loan eligible for forgiveness. There is no guarantee that the Company will receive forgiveness for any fixed amount of any Loan proceeds received by the Company, and forgiveness will be subject to Company’s submission to Lender of information and documentation as required by SBA and the Lender.
The above description of the Promissory Note and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information disclosed in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

In light of guidance issued by the U.S. Small Business Administration and U.S. Department of Treasury on April 23, 2020, subsequent to the Company’s loan application and execution of the Promissory Note, the Company reexamined its loan application and corresponding certifications, its current business activity and its ability to access liquidity sufficient to support its ongoing operations in a matter that is not significantly detrimental to the business. The Company believes that, given its size, inability to access capital markets in the short or medium term (e.g. the Company does not have an effective shelf registration statement), lack of other sources of liquidity that would not be significantly detrimental to the business of the Company and other factors considered in submitting the loan application, the Company’s loan certifications were made in good faith and the current economic uncertainty makes the Loan necessary to support the Company’s operations consistent with the CARES Act. While much uncertainty remains as to the duration of the COVID-19 pandemic and its impact of the Company, the Company intends to utilize the proceeds consistent with the goals and intentions of the CARES Act, to support its employees and delay or avoid layoffs and furloughs, particularly in relation its performance solution business segment.

Certain statements contained above, including without limitation statements including the words “believes,” “anticipates,” “intends,” “expects” or words of similar import, constitute “forward-looking statements” within the meaning of section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements of the Company expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions, changes in business strategy or development plans, the effect of the COVID-19 pandemic and other factors referenced in this release. Given these uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01.	Financial Statements and Exhibits.

10.1 Promissory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.
By:
/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
April 30, 2020